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                                                                    Exhibit 10.9

                               FIRST AMENDMENT TO
                       SUBORDINATED LOAN AGREEMENT -- CASH
                           OF NEUBERGER & BERMAN, LLC

           This first amendment to the Subordinated Loan Agreement -- Cash, dated August 31, 1998 (the "Subordinated Loan Agreement"), between NB Associates, LLC (the "Lender") and Neuberger & Berman, LLC (the "Organization") is made on March 30, 1999. Capitalized terms not otherwise defined herein shall have the meanings specified in the Subordinated Loan Agreement.

           WHEREAS, the Lender and the Organization desire to amend the Subordinated Loan Agreement in order to extend the Scheduled Maturity Date specified in the Subordinated Loan Agreement;

           WHEREAS, the Organization has changed its name to Neuberger Berman, LLC and desires to reflect such name change in the Subordinated Loan Agreement; and

           WHEREAS, the Lender and the Organization are required to seek the prior written approval of the Exchange to such amendment.

           NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

           SECTION 1. AMENDMENT. The Subordinated Loan Agreement is amended as follows effective as of the date hereof.

                (a) The Scheduled Maturity Date specified in "Section 1. GENERAL" shall be extended from September 1, 1999 to September 1, 2000 and the Promissory Note referred to in Rider B shall be amended and dated March 30, 1999 instead of August 31, 1998.

                (b) The Scheduled Maturity Date of the Subordinated Note Agreement in each year, without further action by either the Lender or the Organization, shall be extended an additional year, unless on or before the day seven months preceding the Scheduled Maturity Date then in effect, the Lender shall notify the Organization in writing, with a written copy to the New York Stock Exchange, Inc., that such Scheduled Maturity Date shall not be extended.
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           SECTION 2. CHANGE OF NAME. References to Neuberger & Berman, LLC in
the Subordinated Loan Agreement shall be deemed to be references to Neuberger Berman, LLC.

           SECTION 3. This amendment shall be deemed to have been made under, and shall be governed by, the laws of the State of New York in all respects.

           IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and the parties hereto have set their hands and seals this 30th day of March, 1999.


By: Neuberger Berman, LLC                            By: NB Associates, LLC

/s/ Lawrence Zicklin                                 /s/ C. Carl Randolph
(Organization)                                       (Lender)